EXHIBIT 99.1

           Bank of America Mortgage Loan Purchase and Sale Agreement

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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of September 15, 2005, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. ("BSCMI") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BSCMI and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2005 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee"), and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of September 15, 2005 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining classes of Certificates (the "Non-Registered Certificates") to Banc of America and Bear Stearns, as initial purchasers (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of September 15, 2005 (the "Certificate Purchase Agreement"), among BACM, Banc of America and Bear Stearns. The Registered Certificates are more fully described in the prospectus dated September 15, 2005 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated September 15, 2005 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum, dated September 15, 2005 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of September 15, 2005 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $1,212,447,920.10, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on September 28, 2005 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) asset summaries delivered to the Rating Agencies, originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates, letters of credit, environmental insurance policies and related endorsements, and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) [Reserved].

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan or Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the related Mortgage Loan Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans or Mortgaged Property, the Seller and the Purchaser agree to uncross the repurchased Cross-Collateralized Mortgage Loan or affected property; provided the Purchaser has received a tax opinion that uncrossing the repurchased Cross-Collateralized Mortgage Loan or Mortgaged Property will not adversely affect the status of any of REMIC I or REMIC II as a REMIC under the Code.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) [Reserved];

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller, each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, NC1-007-20-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            SECTION 23. Barceloneta Loan.

      (a) With respect to Loan No. 58893 on the Mortgage Loan Schedule (the "Barceloneta Loan"), the Seller hereby agrees to indemnify the Trust for any and all costs and expenses incurred by the Trust, including interest on Advances, Special Servicing Fees, Additional Trust Fund Expenses and the costs and expenses of the Special Servicer in connection with, or arising out of the enactment after the Closing Date of, any law of the Commonwealth of Puerto Rico or any political subdivision thereof changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of a lender or secured party in the property covered thereby or interest charged under a loan or requiring any withholding of taxes by a borrower in respect of a loan, which, in each case, applies to the Barceloneta Loan (any such enacted legislation, the "Puerto Rico Tax Legislation"); provided that the foregoing indemnification shall not apply to Special Servicing Fees and other costs and expenses incurred by the Special Servicer that (i) are incurred as a result of the failure of the related mortgagor under the Barceloneta Loan to make certain "gross-up" payments pursuant to Section 17.4 of the Barceloneta Loan loan agreement (such payments, the "Barceloneta Gross-Up Payments") and (ii) are incurred prior to the date that the failure of the related mortgagor to make such Barceloneta Gross-Up Payment shall constitute a Servicing Transfer Event with respect to the Barceloneta Loan in accordance with clause (iii) of the definition of "Servicing Transfer Event."

      (b) As specified in Section 3.31(a) of the Pooling and Servicing Agreement, the Seller will have the option, exercisable in its sole discretion, to make Barceloneta Gross-Up Payments that are required to be made by the mortgagor under the terms of the loan agreement for the Barceloneta Loan, to the extent the mortgagor fails to make such payments. As specified in Section 3.31(b) of the Pooling and Servicing Agreement, the Seller will have the option, exercisable in its sole discretion, to purchase the Barceloneta Loan upon the enactment of the Puerto Rico Legislation, so long as an event of default under the Barceloneta Loan has occurred and is continuing.

      The Seller further represents that as of the Closing Date and as of any date thereafter on which the Barceloneta Loan is included as part of the Trust Fund (i) the obligation of the mortgagor under the Barceloneta Loan to make the Barceloneta Gross-Up Payments and (ii) the ability of the mortgagee under such loan agreement to accelerate the maturity of the Barceloneta Loan as a result of the mortgagor's failure to make any Barceloneta Gross-Up Payments required by such loan agreement (the preceding clauses (i) and (ii) are hereinafter referred to collectively as the "Barceloneta Representation Remedies"), in each case, are enforceable in accordance with their terms under such loan agreement, except as such enforcement may be limited by (a) anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) (the preceding clauses (a) and
(b) are hereinafter referred to collectively as the "Barceloneta Representation Qualifications"); provided that the Barceloneta Representation Qualifications shall not apply to the foregoing representation regarding the enforceability of the Barceloneta Representation Remedies to the extent that the enforceability of such remedies is prohibited solely due to (1) the Puerto Rico Tax Legislation expressly prohibiting the exercise of such remedies or (2) a final, non-appealable determination by a court of competent jurisdiction that the Puerto Rico Tax Legislation prohibits the exercise of such remedies.

                 [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.


                                          By:           /s/
                                             -----------------------------------
                                             Name:  Stephen L. Hogue
                                             Title: Principal


                                       BANC OF AMERICA COMMERCIAL
                                       MORTGAGE INC.


                                          By:           /s/
                                             -----------------------------------
                                             Name:  Edward Vaccaro
                                             Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence
 Number    Loan Number     Loan Seller     Property Name
--------   -----------   ---------------   ------------------------------------------------------------
       1         58851   Bank of America   Pacific Arts Plaza
       3         59039   Bank of America   Sotheby's Building
       4         59001   Bank of America   Peachtree Mall
       5         58676   Bank of America   One Liberty Center
       6         58992   Bank of America   The Terrace Apartments
       7         58923   Bank of America   NYU Housing - 201 East 14th Street
      10         58893   Bank of America   Barceloneta Outlet Center
      12         58825   Bank of America   Capistrano I Office Buildings
      13         58972   Bank of America   Town Center
      14         58974   Bank of America   Beltway Plaza I & II
      15         59042   Bank of America   Old Mill Corporate Center III
      16         14943   Bank of America   Park Place Shopping Center
      17         58895   Bank of America   The Club at Copperleaf
      18         58990   Bank of America   Skyline Terrace Apartments
      19         13161   Bank of America   Newport Cove Apartments
      20         58767   Bank of America   Steeplechase Apartments
      21         59038   Bank of America   Fontenelle Hills Apartments
      24         59068   Bank of America   Palm Valley Office Park
      26         58829   Bank of America   Valley View Commerce Center
      29         58986   Bank of America   Prairie Stone Commons
      30         58823   Bank of America   Anaheim Hills Business Center
      34         13071   Bank of America   Highpoint Center
      36         59099   Bank of America   Shops at Metropolis
      37         58975   Bank of America   Northpark Plaza I & II
      38         13828   Bank of America   Friar's Branch Crossing
      39         14024   Bank of America   Mission Lake Center
      40         59027   Bank of America   25 Lindsley Drive
      41         59073   Bank of America   Hot Rod Hill
      42         58865   Bank of America   Woodmeade South Apartments
      43         58874   Bank of America   Pinebrook I & II
    44.1         59104   Bank of America   I-40 West Amarillo Self Storage Portfolio - I-40 Bell
    44.2         59104   Bank of America   I-40 West Amarillo Self Storage Portfolio - Britain/Virginia
    44.3         59104   Bank of America   I-40 West Amarillo Self Storage Portfolio - I-40 Bell Annex
      44         59104   Bank of America   I-40 West Amarillo Self Storage Portfolio (Roll Up)
      46         59114   Bank of America   Big Lots Center-In Line Shops
      47         59112   Bank of America   Big Lots Center
      48         59113   Bank of America   Big Lots- Kragen Pad
                                           Subtotal Crossed Loans
      49         14192   Bank of America   Meadows of Livonia (2005)
      50         13396   Bank of America   Puyallup Executive Park
      51         59072   Bank of America   Westchase Technology Center
      52         13069   Bank of America   Magnolia Centre I & Park Centre
      53         59030   Bank of America   Wedgewood IV
      54         58909   Bank of America   Sioux Falls Corporate Centre I & II
      56         11179   Bank of America   Arcadia Plaza
      57         58991   Bank of America   Park Place
      58         58959   Bank of America   Federal Express-Torrance
      59         14398   Bank of America   Northgate Center - Orlando
      60         14286   Bank of America   Wingate Tampa
    61.1         13695   Bank of America   The Village on Samish
    61.2         13695   Bank of America   University Village
    61.3         13695   Bank of America   Lake City Way
      61         13695   Bank of America   McDonald Retail Portfolio (Roll Up)
      62         13401   Bank of America   Gladiolus Self Storage
      63         11386   Bank of America   Flamingo Commerce Center
      64         58841   Bank of America   Fleur De Lis Apartments
      65         14205   Bank of America   IGC Park - Phase II
      66         59020   Bank of America   Margate on Cone Apartments
      67         14328   Bank of America   Condor Garden Apartments
      68         14014   Bank of America   Port Orange Self Storage
      69         58843   Bank of America   Piccadilly Apartments
      70         13277   Bank of America   Midtown Office
      71         59026   Bank of America   Redbud Commons
      72         59067   Bank of America   Orangethorpe Promenade
      73         58867   Bank of America   Fullerton Self Storage
      74         59004   Bank of America   Olivenhain Self Storage
      75         59057   Bank of America   308-312 East Betteravia Road
      76         58910   Bank of America   Seligman Best Buy
      77         13983   Bank of America   Holiday Inn Exp - Concord
      78         14457   Bank of America   Lincoln Park 10 Building
      79         59012   Bank of America   Park Row East Apartments
      80         14203   Bank of America   IGC Park - Phase I
      81         14334   Bank of America   Evergreen Village Apartments
      82         58863   Bank of America   Heritage Place Apartments
      83         59093   Bank of America   Hilton Head Plaza
      85         11977   Bank of America   Walgreens - Havana Street
    86.1         12710   Bank of America   545 W Germantown Pike
    86.2         12710   Bank of America   342 Germantown
    86.3         12710   Bank of America   649 W Germantown
      86         12710   Bank of America   Philomeno & Salamone Portfolio (Roll Up)
      87         59060   Bank of America   Villa West Apartment
      88         58799   Bank of America   Premiere Self Storage
    89.1         14151   Bank of America   Maxi Space Storage 2205 70th
    89.2         14151   Bank of America   Maxi Space Storage 109th
    89.3         14151   Bank of America   Maxi Space Storage 2415 70th
      89         14151   Bank of America   Maxi Space Storage Portfolio (Roll Up)
      90         13014   Bank of America   Burlington Retail Center
      91          8233   Bank of America   Lake Canyada MHC
      92         14613   Bank of America   Lake Stevens Station 3
      93         13857   Bank of America   Premier Club Apts
      94         13761   Bank of America   CVS - North Sheffield
      95         13135   Bank of America   Financial Plaza
      96         14332   Bank of America   Lakeshore Colonial Apartments
      97         12049   Bank of America   Woodcrest Apartments in Burien
      98         59046   Bank of America   AAAA Self Storage Facility
      99         58929   Bank of America   Wal-Mart Pad Sites-Seagoville
     100         58860   Bank of America   Wal-Mart Pad Sites-Mansfield
                                           Subtotal Crossed Loans
     101         14220   Bank of America   Southgate Shopping Center (Yakima, WA)
     102         13154   Bank of America   SUSA Alpharetta
     103         59107   Bank of America   CVS - Lake Worth
     105         12949   Bank of America   Parkway Commons - Horizon
     106         13906   Bank of America   South 75 Center
     107         14057   Bank of America   Bridge Pointe Plaza
     108         13753   Bank of America   Cromwell Bridge Road Bldg
     109         13897   Bank of America   Packwood Building J
     110         59013   Bank of America   Virginia Center Self Storage
     111         13911   Bank of America   AAA Storage City
     112         13127   Bank of America   South Gravers Office
     113         14412   Bank of America   Parkwood Lane MHC
     114         12881   Bank of America   Parkview Apts
     115         13667   Bank of America   Fort Mohave Storage
     116         12761   Bank of America   Mountain View Estates MHC
     117         14592   Bank of America   Thedacare Medical Office Building
     118         13317   Bank of America   Camas Mini Storage
     119         59092   Bank of America   1633 Chicago Avenue
     120         13194   Bank of America   Parkview Manor Apartments
     121         13671   Bank of America   Platinum Storage
     122         14120   Bank of America   Quinault Professional Center
     124         59058   Bank of America   1912 N. Broadway
     125         13455   Bank of America   Des Moines Way Self Storage
     126         13144   Bank of America   Tyler Street Self Storage
     127         13148   Bank of America   Addison Lockers
     128         13639   Bank of America   Coit Medical Bldg
--------   -----------   ---------------   ------------------------------------------------------------
                                           Total


(I) PR stands for the Commonwealth of Puerto Rico.

Sequence
 Number    Street Address
--------   --------------------------------------------------------------------------------------------------
       1   675 Anton Boulevard
       3   1334 York Avenue
       4   3131 Manchester Expressway
       5   875 North Randolph Street
       6   21311 Alder Drive
       7   201 East 14th Street
      10   1 Prime Outlets Boulevard
      12   27122-27136 Paseo Espada
      13   29 South Main Street
      14   9302-9340 S. Eastern Avenue
      15   6350 South 3000 East
      16   5500 Milan Road
      17   14811 West Road
      18   930 Figueroa Terrace
      19   5272 Tamarus Street
      20   6790 River Downs Drive
      21   200 Martin Drive
      24   1616 and 1646 North Litchfield Road
      26   14515-14565 Valley View Avenue
      29   5401 and 5407 Trillium Blvd
      30   5100-5150 E. La Palma Avenue
      34   106 E. College Avenue
      36   933 Peachtree Street
      37   10335-10355 Federal Blvd
      38   6020 Shallowford Road
      39   3600 Lime Street
      40   25 Lindsley Drive
      41   1231-1251 American Pacific Drive
      42   200 Lowwood Drive
      43   2550 & 2650 Eisenhower Avenue
    44.1   6015 Plains Boulevard
    44.2   2501 Britain Drive
    44.3   6101 Lawrence Boulevard
      44   Various
      46   404-530 Camino de Estrella
      47   500 Camino de Estrella
      48   400 Camino de Estrella

      49   28811 Jamison Street
      50   929 & 1011 East Main Street
      51   11300 Richmond Avenue
      52   1203 Governors Square Boulevard and 124 Marriott Drive
      53   7114 Geoffrey Way
      54   4201 N. Hainje Avenue & 2500-2516 E. 52nd Street; 4301 N. Hainje Avenue & 2501-2521 E. 54th Street
      56   2808, 2824, 2830 & 2836 East Indian School Road
      57   101 Bridewell Street
      58   19601 Hamilton Ave.
      59   5011-5287 Edgewater Drive and 5235 Satel Drive
      60   17301 Dona Michelle Drive
    61.1   102 & 104 South Samish Way
    61.2   2756 NE 45th Street
    61.3   8014 Lake City Way NE
      61   Various
      62   11200 Gladiolus Drive
      63   11822 and 11900 Miramar Parkway
      64   1825 N. Whitley Avenue
      65   10102 E. Knox Avenue
      66   900 A East Cone Blvd.
      67   1930-1960 Fowl Road
      68   4061 Nova Road
      69   682 Irolo Street
      70   1300 Baxter Street
      71   2609 S. New Hope Road
      72   2350 -2384 Orangethorpe Avenue & 1631 Placentia Avenue
      73   7989 Rossville Boulevard
      74   1605 Olivenhain Road
      75   308-312 East Betteravia Road
      76   5153 Elmore Avenue
      77   7772 Gateway Lane NW
      78   15810 Park Ten Place
      79   3201 East Park Row Drive
      80   10020 E. Knox Avenue
      81   1100 Oakwood Drive
      82   700 Westminster Drive
      83   7 Greenwood Drive
      85   10601 East Alameda Ave
    86.1   545 West Germantown Pike
    86.2   342 West Germantown Pike
    86.3   649 W Germantown Pike
      86   Various
      87   3500 Finfeather
      88   11260 Coloma Road
    89.1   2205-2221 70th Ave W.
    89.2   2200 109th Street S.
    89.3   2415 70th Ave W.
      89   Various
      90   1761-1779 South Burlington Blvd.
      91   14260 113th Avenue
      92   25 95th Drive NE
      93   5100 Highpoint Road
      94   1714 North Sheffield
      95   9050 Executive Park Drive
      96   3910 West Erie Avenue
      97   15800 4th Avenue South
      98   7533 Sewells Point Road
      99   110 North Highway 175
     100   2881 & 2891 Matlock Road

     101   1006 - 1020 S 3rd Avenue
     102   855 North Main Street
     103   7534 Lake Worth Road
     105   875 West Meadowbrook Expressway
     106   200-250 Business Center Drive
     107   3725 Sixes Road
     108   1000-1018 Cromwell Bridge Road
     109   4124-4134 Mooney Boulevard
     110   10361 Kings Acres Road
     111   3715 Argent Blvd
     112   450 South Gravers Road
     113   2611 South 288th Street
     114   210 N. Easterling St.
     115   4144 Arcadia Lane
     116   1320 San Bernardino Road
     117   640 Deerwood Avenue
     118   2327 NE Third Loop
     119   1633 Chicago Avenue
     120   19740 & 19756 Lorain Road
     121   16990 Ceres Avenue
     122   8121 West Quinault Aveneue / Bldg A & F
     124   1912 North Broadway
     125   14460 Des Moines Memorial Drive
     126   3636 South Tyler Street
     127   4485 Glenn Curtiss Drive
     128   1212 Coit Road
--------   --------------------------------------------------------------------------------------------------


Sequence
 Number    City                  State (I)   Zip Code   Mortgage Rate (%)    Amortization Basis   Original Balance
--------   -------------------   ---------   --------   -----------------    ------------------   ----------------
       1   Costa Mesa               CA          92626               4.924%       Actual/360           $110,000,000
       3   New York                 NY          10021               5.222%       Actual/360            110,000,000
       4   Columbus                 GA          31909               5.080%       Actual/360             95,000,000
       5   Arlington                VA          22203               5.075%       Actual/360             80,000,000
       6   Santa Clarita            CA          91321               5.067%       Actual/360             55,200,000
       7   New York                 NY          10003               5.510%       Actual/360             52,500,000
      10   Barceloneta              PR          00617               4.694%       Actual/360             35,250,000
      12   San Juan Capistrano      CA          92675               5.237%       Actual/360             26,720,000
      13   West Hartford            CT          06107               5.130%       Actual/360             24,000,000
      14   Hendersen                NV          89052               5.250%       Actual/360             18,600,000
      15   Cottonwood Heights       UT          84121               4.990%       Actual/360             18,500,000
      16   Sandusky                 OH          44870               5.260%       Actual/360             18,000,000
      17   Houston                  TX          77095               5.174%       Actual/360             17,484,796
      18   Los Angeles              CA          90012               4.857%       Actual/360             17,400,000
      19   Las Vegas                NV          89119               5.533%       Actual/360             17,000,000
      20   Centerville              OH          45459               5.083%       Actual/360             17,000,000
      21   Bellevue                 NE          68005               5.120%       Actual/360             15,200,000
      24   Goodyear                 AZ          85338               5.245%       Actual/360             15,000,000
      26   Santa Fe Springs         CA          90670               5.230%       Actual/360             14,720,000
      29   Hoffman Estates          IL          60192               5.162%       Actual/360             14,100,000
      30   Anaheim Hills            CA          92807               5.314%       Actual/360             13,936,000
      34   Tallahassee              FL          32301               5.380%       Actual/360             11,750,000
      36   Atlanta                  GA          30309               5.098%       Actual/360             10,800,000
      37   Westminster              CO          80260               5.250%       Actual/360             10,400,000
      38   Chattanooga              TN          37421               5.250%       Actual/360             10,036,000
      39   Riverside                CA          92501               5.400%       Actual/360              9,925,000
      40   Morristown               NJ          07960               5.130%       Actual/360              9,680,000
      41   Henderson                NV          89074               5.042%       Actual/360              9,550,000
      42   Knoxville                TN          37920               5.507%       Actual/360              9,440,000
      43   Norristown               PA          19403               5.352%       Actual/360              9,400,000
    44.1   Amarillo                 TX          79106                                                    6,631,726
    44.2   Amarillo                 TX          79109                                                    1,788,491
    44.3   Amarillo                 TX          79106                                                      779,782
      44   Amarillo                 TX        Various               4.974%       Actual/360              9,200,000
      46   San Clemente             CA          92672               4.950%       Actual/360              4,200,000
      47   San Clemente             CA          92672               4.950%       Actual/360              3,100,000
      48   San Clemente             CA          92672               4.950%       Actual/360              1,350,000
                                                                                                         8,650,000
      49   Livonia                  MI          48154               5.360%       Actual/360              8,520,000
      50   Puyallup                 WA          98372               5.560%       Actual/360              8,346,325
      51   Houston                  TX          77082               5.170%       Actual/360              8,200,000
      52   Tallahassee              FL          32301               5.386%       Actual/360              8,150,000
      53   Frederick                MD          21704               5.058%       Actual/360              8,120,000
      54   Sioux Falls              SD          57104               5.475%       Actual/360              8,050,000
      56   Phoenix                  AZ          85016               5.530%       Actual/360              7,520,026
      57   Los Angeles              CA          90042               4.857%       Actual/360              7,400,000
      58   Torrance                 CA          90502               5.549%       Actual/360              7,100,000
      59   Orlando                  FL          32810               5.658%       Actual/360              7,000,000
      60   Tampa                    FL          33647               5.640%       Actual/360              6,300,000
    61.1   Bellingham               WA          98225                                                    2,161,738
    61.2   Seattle                  WA          98105                                                    2,087,195
    61.3   Seattle                  WA          98115                                                    1,863,567
      61   Various                  WA        Various               5.913%       Actual/360              6,112,500
      62   Fort Myers               FL          33908               5.477%       Actual/360              6,100,000
      63   Miramar                  FL          33025               5.664%       Actual/360              6,000,000
      64   Hollywood                CA          90028               5.212%       Actual/360              5,938,205
      65   Spokane Valley           WA          99206               5.450%       Actual/360              5,920,000
      66   Greensboro               NC          27405               5.100%       Actual/360              5,800,000
      67   Elyria                   OH          44035               5.150%       Actual/360              5,750,000
      68   Port Orange              FL          32127               5.956%       Actual/360              5,400,000
      69   Los Angeles              CA          90005               5.355%       Actual/360              5,325,199
      70   Charlotte                NC          28204               5.694%       Actual/360              5,200,000
      71   Gastonia                 NC          28056               4.600%         30/360                5,060,000
      72   Anaheim                  CA          92806               5.147%       Actual/360              4,950,000
      73   Baltimore                MD          21236               5.778%       Actual/360              4,700,000
      74   Encinitas                CA          92024               5.099%       Actual/360              4,700,000
      75   Santa Maria              CA          93454               5.172%       Actual/360              4,650,000
      76   Davenport                IA          52807               5.333%       Actual/360              4,640,000
      77   Concord                  NC          28027               5.353%       Actual/360              4,600,000
      78   Houston                  TX          77084               5.325%       Actual/360              4,560,000
      79   Arlington                TX          76010               5.110%       Actual/360              4,400,000
      80   Spokane Valley           WA          99206               5.450%       Actual/360              4,320,000
      81   Elyria                   OH          44035               5.150%       Actual/360              4,300,000
      82   Franklin                 TN          37067               5.507%       Actual/360              4,035,000
      83   Hilton Head Island       SC          29928               5.251%       Actual/360              4,000,000
      85   Aurora                   CO          80012               5.615%       Actual/360              4,000,000
    86.1   Plymouth Meeting         PA          19462                                                    1,736,170
    86.2   East Norriton            PA          19403                                                    1,634,043
    86.3   Plymouth Meeting         PA          19462                                                      629,787
      86   Various                  PA        Various               5.404%       Actual/360              4,000,000
      87   Bryan                    TX          77801               4.969%       Actual/360              3,920,000
      88   Rancho Cordova           CA          95670               5.405%       Actual/360              3,900,000
    89.1   University Place         WA          98466                                                    1,522,071
    89.2   Tacoma                   WA          98444                                                    1,311,535
    89.3   University Place         WA          98466                                                      966,394
      89   Various                  WA        Various               5.800%       Actual/360              3,800,000
      90   Burlington               WA          98233               5.227%       Actual/360              3,700,000
      91   Davenport                IA          52804               5.977%       Actual/360              3,690,635
      92   Lake Stevens             WA          98258               5.230%       Actual/360              3,600,000
      93   Union City               GA          30291               5.350%       Actual/360              3,442,000
      94   Chicago                  IL          60614               5.703%       Actual/360              3,434,000
      95   Knoxville                TN          37923               5.714%       Actual/360              3,412,500
      96   Lorain                   OH          44052               5.150%       Actual/360              3,350,000
      97   Burien                   WA          98148               5.736%       Actual/360              3,345,000
      98   Norfolk                  VA          23513               5.240%       Actual/360              3,100,000
      99   Seagoville               TX          75159               5.472%       Actual/360              2,100,000
     100   Mansfield                TX          76063               5.472%       Actual/360              1,000,000
                                                                                                         3,100,000
     101   Yakima                   WA          98902               5.621%       Actual/360              3,042,000
     102   Alpharetta               GA          30004               5.426%       Actual/360              3,000,000
     103   Lake Worth               FL          33467               5.417%       Actual/360              2,925,000
     105   Salt Lake City           UT          84123               5.766%       Actual/360              2,850,000
     106   Stockbridge              GA          30281               5.300%       Actual/360              2,730,000
     107   Canton                   GA          30114               5.692%       Actual/360              2,700,000
     108   Towson                   MD          21286               5.470%       Actual/360              2,640,000
     109   Visalia                  CA          93277               5.500%       Actual/360              2,550,000
     110   Ashland                  VA          23005               5.442%       Actual/360              2,480,000
     111   Ridgeland                SC          29936               5.530%       Actual/360              2,475,000
     112   Plymouth Meeting         PA          19462               5.404%       Actual/360              2,460,000
     113   Federal Way              WA          98003               5.100%       Actual/360              2,400,000
     114   Dalton                   GA          30721               5.736%       Actual/360              2,400,000
     115   Fort Mohave              AZ          86426               5.480%       Actual/360              2,325,000
     116   Upland                   CA          91786               5.751%       Actual/360              2,300,000
     117   Menasha                  WI          54956               5.235%       Actual/360              2,236,000
     118   Camas                    WA          98607               5.922%       Actual/360              2,240,000
     119   Evanston                 IL          60201               4.989%       Actual/360              2,175,500
     120   Fairview Park            OH          44126               5.710%       Actual/360              2,050,000
     121   Fontana                  CA          92335               5.550%       Actual/360              2,050,000
     122   Kennewick                WA          99336               5.257%       Actual/360              2,050,000
     124   Santa Ana                CA          92706               5.249%       Actual/360              2,000,000
     125   SeaTac                   WA          98168               5.545%       Actual/360              2,000,000
     126   Dallas                   TX          75224               5.673%       Actual/360              1,200,000
     127   Addison                  TX          75001               5.809%       Actual/360              1,050,000
     128   Plano                    TX          75075               5.997%       Actual/360              1,000,000
--------   -------------------   ---------   --------   -----------------    ------------------   ----------------


Sequence
 Number    Cut-off Balance   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date
--------   ---------------   ------------------------------------------   --------------------   --------
       1      $110,000,000                                           79               4/1/2012     1st
       3       110,000,000                                          118               7/1/2015     1st
       4        94,687,985                                           57               6/1/2010     1st
       5        80,000,000                                          113               2/1/2015     1st
       6        55,200,000                                           58               7/1/2010     1st
       7        52,500,000                                          116               5/1/2015     1st
      10        35,250,000                                           57               6/1/2010     1st
      12        26,720,000                                          116               5/1/2015     1st
      13        24,000,000                                          119               8/1/2015     1st
      14        18,600,000                                          118               7/1/2015     1st
      15        18,471,452                                          119               8/1/2015     1st
      16        17,982,022                                           83               8/1/2012     7th
      17        17,484,796                                          121              10/1/2015     1st
      18        17,400,000                                           57               6/1/2010     1st
      19        17,000,000                                          115               4/1/2015     1st
      20        16,964,493                                           58               7/1/2010     1st
      21        15,200,000                                          118               7/1/2015     1st
      24        14,984,964                                           83               8/1/2012     1st
      26        14,720,000                                          116               5/1/2015     1st
      29        14,100,000                                           60               9/1/2010     1st
      30        13,936,000                                          116               5/1/2015     1st
      34        11,750,000                                          117               6/1/2015     1st
      36        10,777,523                                           58               7/1/2010     1st
      37        10,400,000                                          118               7/1/2015     1st
      38        10,036,000                                          118               7/1/2015     1st
      39         9,925,000                                          118               7/1/2015     1st
      40         9,660,007                                          118               7/1/2015     1st
      41         9,550,000                                          119               8/1/2015     1st
      42         9,440,000                                          115               4/1/2015     1st
      43         9,400,000                                          117               6/1/2015     1st
    44.1         6,624,636
    44.2         1,786,579
    44.3           778,949
      44         9,190,164                                          119               8/1/2015     1st
      46         4,195,484                                          119               8/1/2015     1st
      47         3,096,667                                          119               8/1/2015     1st
      48         1,348,548                                          119               8/1/2015     1st
                 8,640,700
      49         8,511,695                                          119               8/1/2015     1st
      50         8,321,681                                          117               6/1/2015     1st
      51         8,200,000                                          120               9/1/2015     1st
      52         8,150,000                                          117               6/1/2015     1st
      53         8,120,000                                          118               7/1/2015     1st
      54         8,050,000                                          117               6/1/2015     1st
      56         7,480,714                                          111              12/1/2014     1st
      57         7,400,000                                           57               6/1/2010     1st
      58         7,100,000                                          119               8/1/2015     1st
      59         6,993,663                                          119               8/1/2015     1st
      60         6,282,720                                          118               7/1/2015     1st
    61.1         2,158,062
    61.2         2,083,646
    61.3         1,860,399
      61         6,102,108                                          118               7/1/2015     1st
      62         6,081,648                                          117               6/1/2015     1st
      63         5,982,697                                           81               6/1/2012     1st
      64         5,938,205                                          116               5/1/2015     1st
      65         5,908,684                                          118               7/1/2015     1st
      66         5,800,000                                          120               9/1/2015     1st
      67         5,750,000                                          117               6/1/2015     1st
      68         5,400,000                                          117               6/1/2015     1st
      69         5,325,199                                          116               5/1/2015     1st
      70         5,195,335                                          119               8/1/2015     1st
      71         5,060,000                                           82               7/1/2012     1st
      72         4,950,000                                           94               7/1/2013     1st
      73         4,700,000                                          117               6/1/2015     1st
      74         4,700,000                                          118               7/1/2015     1st
      75         4,640,491                                          118               7/1/2015     1st
      76         4,640,000                                          117               6/1/2015     1st
      77         4,586,686                                          118               7/1/2015     1st
      78         4,560,000                                          118               7/1/2015     1st
      79         4,400,000                                          118               7/1/2015     1st
      80         4,311,742                                          118               7/1/2015     1st
      81         4,300,000                                          117               6/1/2015     1st
      82         4,035,000                                          115               4/1/2015     1st
      83         4,000,000                                          120               9/1/2015     1st
      85         3,992,661                                          118               7/1/2015     1st
    86.1         1,732,814
    86.2         1,630,884
    86.3           628,570
      86         3,992,267                                          118               7/1/2015     1st
      87         3,915,804                                          119               8/1/2015     1st
      88         3,900,000                                          118               7/1/2015     1st
    89.1         1,518,022
    89.2         1,308,046
    89.3           963,823
      89         3,789,891                                          118               7/1/2015     1st
      90         3,700,000                                           80               5/1/2012     1st
      91         3,643,209                                          104               5/1/2014     1st
      92         3,600,000                                          118               7/1/2015     1st
      93         3,435,258                                          118               7/1/2015     1st
      94         3,424,185                                          117               6/1/2015     1st
      95         3,412,500                                          116               5/1/2015     1st
      96         3,350,000                                          117               6/1/2015     1st
      97         3,345,000                                          112               1/1/2015     1st
      98         3,100,000                                          118               7/1/2015     1st
      99         2,090,739                                          117               6/1/2015     1st
     100           995,590                                          117               6/1/2015     1st
                 3,086,329
     101         3,042,000                                           60               9/1/2010     1st
     102         2,987,953                                          116               5/1/2015     1st
     103         2,925,000                                          120               9/1/2015     1st
     105         2,839,424                                           68               5/1/2011     1st
     106         2,730,000                                          116               5/1/2015     1st
     107         2,700,000                                          118               7/1/2015     1st
     108         2,633,634                                          118               7/1/2015     1st
     109         2,545,186                                          118               7/1/2015     1st
     110         2,475,250                                          118               7/1/2015     1st
     111         2,470,362                                          118               7/1/2015     1st
     112         2,455,244                                          118               7/1/2015     1st
     113         2,397,509                                          119               8/1/2015     1st
     114         2,391,031                                          116               5/1/2015     1st
     115         2,325,000                                          118               7/1/2015     1st
     116         2,291,435                                          116               5/1/2015     1st
     117         2,232,700                                          119               8/1/2015     1st
     118         2,229,681                                          115               4/1/2015     1st
     119         2,170,854                                          118               7/1/2015     1st
     120         2,050,000                                          116               5/1/2015     1st
     121         2,050,000                                          118               7/1/2015     1st
     122         2,045,893                                          118               7/1/2015     1st
     124         1,997,997                                          119               8/1/2015     1st
     125         1,992,185                                          116               5/1/2015     1st
     126         1,196,547                                          117               6/1/2015     1st
     127         1,046,143                                          116               5/1/2015     1st
     128           996,488                                          116               5/1/2015     1st
--------   ---------------   ------------------------------------------   --------------------   --------
            $1,207,853,994

Sequence
 Number    Monthly Payment   Administrative Fee Rate    Primary Servicing Fee Rate    Master Servicing Fee Rate
--------   ---------------   -----------------------    --------------------------    -------------------------
       1          $457,608                     0.062%                        0.050%                       0.010%
       3           599,342                     0.062%                        0.050%                       0.010%
       4           514,635                     0.022%                        0.010%                       0.010%
       5           343,032                     0.062%                        0.050%                       0.010%
       6           236,319                     0.022%                        0.010%                       0.010%
       7           244,411                     0.062%                        0.050%                       0.010%
      10           139,801                     0.042%                        0.030%                       0.010%
      12           118,230                     0.042%                        0.030%                       0.010%
      13           104,025                     0.042%                        0.030%                       0.010%
      14           102,710                     0.042%                        0.030%                       0.010%
      15           108,041                     0.042%                        0.030%                       0.010%
      16            99,508                     0.042%                        0.030%                       0.010%
      17            95,730                     0.042%                        0.030%                       0.010%
      18            71,405                     0.042%                        0.030%                       0.010%
      19            96,876                     0.062%                        0.050%                       0.010%
      20            92,124                     0.042%                        0.030%                       0.010%
      21            82,715                     0.042%                        0.030%                       0.010%
      24            82,784                     0.042%                        0.030%                       0.010%
      26            65,046                     0.042%                        0.030%                       0.010%
      29            77,094                     0.042%                        0.030%                       0.010%
      30            62,570                     0.042%                        0.030%                       0.010%
      34            65,833                     0.062%                        0.050%                       0.010%
      36            58,625                     0.042%                        0.030%                       0.010%
      37            57,429                     0.042%                        0.030%                       0.010%
      38            55,419                     0.062%                        0.050%                       0.010%
      39            55,732                     0.062%                        0.050%                       0.010%
      40            52,736                     0.042%                        0.030%                       0.010%
      41            51,512                     0.112%                        0.100%                       0.010%
      42            53,641                     0.042%                        0.030%                       0.010%
      43            52,503                     0.042%                        0.030%                       0.010%
    44.1
    44.2
    44.3
      44            49,242                     0.042%                        0.030%                       0.010%
      46            22,418                     0.042%                        0.030%                       0.010%
      47            16,547                     0.042%                        0.030%                       0.010%
      48             7,206                     0.042%                        0.030%                       0.010%

      49            47,630                     0.062%                        0.050%                       0.010%
      50            47,704                     0.062%                        0.050%                       0.010%
      51            44,875                     0.042%                        0.030%                       0.010%
      52            45,694                     0.062%                        0.050%                       0.010%
      53            43,878                     0.042%                        0.030%                       0.010%
      54            45,581                     0.042%                        0.030%                       0.010%
      56            43,028                     0.062%                        0.050%                       0.010%
      57            30,367                     0.042%                        0.030%                       0.010%
      58            40,532                     0.042%                        0.030%                       0.010%
      59            40,442                     0.072%                        0.060%                       0.010%
      60            39,216                     0.082%                        0.070%                       0.010%
    61.1
    61.2
    61.3
      61            36,306                     0.062%                        0.050%                       0.010%
      62            34,547                     0.082%                        0.070%                       0.010%
      63            34,687                     0.062%                        0.050%                       0.010%
      64            26,150                     0.042%                        0.030%                       0.010%
      65            33,428                     0.062%                        0.050%                       0.010%
      66            31,491                     0.042%                        0.030%                       0.010%
      67            31,397                     0.072%                        0.060%                       0.010%
      68            33,067                     0.072%                        0.060%                       0.010%
      69            24,094                     0.042%                        0.030%                       0.010%
      70            30,161                     0.072%                        0.060%                       0.010%
      71            19,397                     0.042%                        0.030%                       0.010%
      72            27,019                     0.042%                        0.030%                       0.010%
      73            27,512                     0.042%                        0.030%                       0.010%
      74            20,248                     0.042%                        0.030%                       0.010%
      75            25,453                     0.042%                        0.030%                       0.010%
      76            20,907                     0.112%                        0.100%                       0.010%
      77            27,846                     0.062%                        0.050%                       0.010%
      78            25,393                     0.062%                        0.050%                       0.010%
      79            23,917                     0.112%                        0.100%                       0.010%
      80            24,393                     0.062%                        0.050%                       0.010%
      81            23,479                     0.072%                        0.060%                       0.010%
      82            22,928                     0.042%                        0.030%                       0.010%
      83            22,091                     0.042%                        0.030%                       0.010%
      85            23,001                     0.062%                        0.050%                       0.010%
    86.1
    86.2
    86.3
      86            22,471                     0.062%                        0.050%                       0.010%
      87            20,969                     0.042%                        0.030%                       0.010%
      88            23,729                     0.042%                        0.030%                       0.010%
    89.1
    89.2
    89.3
      89            24,021                     0.062%                        0.050%                       0.010%
      90            20,379                     0.062%                        0.050%                       0.010%
      91            22,139                     0.082%                        0.070%                       0.010%
      92            19,835                     0.062%                        0.050%                       0.010%
      93            19,221                     0.062%                        0.050%                       0.010%
      94            19,937                     0.062%                        0.050%                       0.010%
      95            19,836                     0.062%                        0.050%                       0.010%
      96            18,292                     0.072%                        0.060%                       0.010%
      97            19,491                     0.062%                        0.050%                       0.010%
      98            17,099                     0.042%                        0.030%                       0.010%
      99            12,861                     0.042%                        0.030%                       0.010%
     100             6,124                     0.042%                        0.030%                       0.010%

     101            17,504                     0.062%                        0.050%                       0.010%
     102            16,895                     0.062%                        0.050%                       0.010%
     103            16,456                     0.042%                        0.030%                       0.010%
     105            16,661                     0.092%                        0.080%                       0.010%
     106            15,160                     0.062%                        0.050%                       0.010%
     107            15,863                     0.092%                        0.080%                       0.010%
     108            15,611                     0.062%                        0.050%                       0.010%
     109            14,479                     0.092%                        0.080%                       0.010%
     110            13,991                     0.042%                        0.030%                       0.010%
     111            14,099                     0.092%                        0.080%                       0.010%
     112            13,820                     0.062%                        0.050%                       0.010%
     113            13,031                     0.062%                        0.050%                       0.010%
     114            13,984                     0.052%                        0.040%                       0.010%
     115            14,250                     0.062%                        0.050%                       0.010%
     116            13,424                     0.062%                        0.050%                       0.010%
     117            13,379                     0.092%                        0.080%                       0.010%
     118            13,318                     0.062%                        0.050%                       0.010%
     119            11,664                     0.042%                        0.030%                       0.010%
     120            11,911                     0.072%                        0.060%                       0.010%
     121            11,704                     0.062%                        0.050%                       0.010%
     122            11,329                     0.062%                        0.050%                       0.010%
     124            11,043                     0.042%                        0.030%                       0.010%
     125            11,412                     0.092%                        0.080%                       0.010%
     126             6,944                     0.062%                        0.050%                       0.010%
     127             6,167                     0.062%                        0.050%                       0.010%
     128             5,994                     0.062%                        0.050%                       0.010%
--------   ---------------   -----------------------    --------------------------    -------------------------


Sequence
 Number    Ownership Interest       Crossed        Original Amortization (months)   ARD Loan   Grace Period
--------   ------------------   ----------------   ------------------------------   --------   ------------
       1          Fee                                                           0      No                 0
       3          Fee                                                         360     Yes                 5
       4          Fee                                                         360      No                10
       5          Fee                                                           0      No                 0
       6          Fee                                                           0      No                 5
       7          Fee                                                           0      No                 0
      10          Fee                                                           0      No                 0
      12          Fee                                                           0      No                 5
      13          Fee                                                           0      No                 5
      14          Fee                                                         360      No                 5
      15          Fee                                                         300      No                 5
      16          Fee                                                         360      No                 0
      17          Fee                                                         360      No                 5
      18          Fee                                                           0      No                 5
      19          Fee                                                         360      No                 5
      20          Fee                                                         360      No                 5
      21          Fee                                                         360      No                 5
      24          Fee                                                         360      No                 5
      26          Fee                                                           0      No                 5
      29          Fee                                                         360      No                 5
      30          Fee                                                           0      No                 5
      34          Fee                                                         360      No                 5
      36          Fee                                                         360      No                 5
      37          Fee                                                         360      No                 5
      38          Fee                                                         360      No                 5
      39          Fee                                                         360      No                 5
      40          Fee                                                         360      No                 5
      41          Fee                                                         360      No                 5
      42          Fee                                                         360      No                 5
      43       Leasehold                                                      360      No                 5
    44.1          Fee
    44.2          Fee
    44.3          Fee
      44          Fee                                                         360      No                 5
      46          Fee           Yes(BACM 05-4-B)                              360      No                 5
      47          Fee           Yes(BACM 05-4-B)                              360      No                 5
      48          Fee           Yes(BACM 05-4-B)                              360      No                 5

      49          Fee                                                         360      No                 5
      50          Fee                                                         360      No                 5
      51          Fee                                                         360      No                 5
      52          Fee                                                         360      No                 5
      53          Fee                                                         360      No                 5
      54          Fee                                                         360      No                 5
      56          Fee                                                         356      No                 5
      57          Fee                                                           0      No                 5
      58          Fee                                                         360      No                 5
      59          Fee                                                         360      No                 5
      60          Fee                                                         300      No                 5
    61.1          Fee
    61.2          Fee
    61.3          Fee
      61          Fee                                                         360      No                 5
      62          Fee                                                         360      No                10
      63          Fee                                                         360      No                 5
      64          Fee                                                           0      No                 5
      65          Fee                                                         360      No                 5
      66          Fee                                                         360      No                 5
      67          Fee                                                         360      No                 5
      68          Fee                                                         336      No                 5
      69          Fee                                                           0      No                 5
      70          Fee                                                         360      No                 5
      71          Fee                                                           0      No                 5
      72          Fee                                                         360      No                 5
      73          Fee                                                         360      No                 5
      74          Fee                                                           0      No                 5
      75          Fee                                                         360      No                 5
      76          Fee                                                           0      No                 5
      77          Fee                                                         300     Yes                15
      78          Fee                                                         360      No                 5
      79          Fee                                                         360      No                 5
      80          Fee                                                         360      No                 5
      81          Fee                                                         360      No                 5
      82          Fee                                                         360      No                 5
      83          Fee                                                         360      No                 5
      85          Fee                                                         360      No                 5
    86.1          Fee
    86.2          Fee
    86.3          Fee
      86          Fee                                                         360      No                 5
      87          Fee                                                         360      No                 5
      88          Fee                                                         300      No                 5
    89.1          Fee
    89.2          Fee
    89.3          Fee
      89          Fee                                                         300      No                 5
      90          Fee                                                         360      No                 7
      91          Fee                                                         357      No                 5
      92          Fee                                                         360      No                 5
      93          Fee                                                         360      No                 5
      94          Fee                                                         360      No                 5
      95          Fee                                                         360      No                 5
      96          Fee                                                         360      No                 5
      97          Fee                                                         360      No                 5
      98          Fee                                                         360      No                10
      99          Fee           Yes(BACM 05-4-A)                              300      No                 5
     100          Fee           Yes(BACM 05-4-A)                              300      No                 5

     101          Fee                                                         360      No                 5
     102          Fee                                                         360      No                 5
     103          Fee                                                         360      No                 5
     105          Fee                                                         360      No                 5
     106          Fee                                                         360      No                 5
     107          Fee                                                         348      No                 5
     108          Fee                                                         324      No                 5
     109          Fee                                                         360      No                 5
     110          Fee                                                         360      No                 5
     111          Fee                                                         360      No                 5
     112          Fee                                                         360      No                 5
     113          Fee                                                         360      No                 5
     114          Fee                                                         360      No                 5
     115          Fee                                                         300      No                 7
     116          Fee                                                         360      No                 5
     117          Fee                                                         300     Yes                 5
     118          Fee                                                         360      No                 5
     119          Fee                                                         360      No                 5
     120          Fee                                                         360      No                 5
     121          Fee                                                         360      No                 7
     122          Fee                                                         360      No                 5
     124          Fee                                                         360      No                 5
     125          Fee                                                         360      No                 5
     126          Fee                                                         360      No                 5
     127          Fee                                                         360      No                 5
     128          Fee                                                         360      No                 5
--------   ------------------   ----------------   ------------------------------   --------   ------------


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


      Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To Seller's knowledge there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                 SCHEDULE IIA

              EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS


                               REPRESENTATION 4
                           Lien; Valid Assignment.

Sotheby's Building (59039)       Pursuant to the related estoppel certificate
                                 dated as of June 22, 2005, the sole tenant, Sotheby's, has a right of first offer with respect to the related Mortgaged Property subject to certain conditions set forth in
                                 Section 23 of the related lease including, but not limited to, no material non-monetary event of default or monetary event of default in excess of $25,000 having occurred and continuing and exclusions from Section 23 for a transfer of the fee interest in the related
                                 Mortgage Property or the related landlord's interest in the related lease to the mortgagee
                                 (or its wholly owned affiliate) or any other purchaser at a foreclosure sale. The title policy excepts such right from its coverage.

                                REPRESENTATION 14
                                   Insurance.

Heritage Place Apartments        The original principal balance of each of these
(58863)                          Mortgage Loans is less than $20,000,000, and
                                 terrorism insurance is not required pursuant to
Woodmeade South Apartments       the related loan documents.
(58865)

                              REPRESENTATION 17
                            Local Law Compliance.

Hunter's Point Apartments        The zoning report indicates that the Mortgaged
(58902)                          Property requires 2 additional parking spaces.
                                 Section 5.22 of the related loan agreement requires the addition of those 2 spaces within 60 days of the closing date of the related
                                 Mortgage Loan. The related borrower has
                                 indicated that this has been completed, however final documentation has not yet been received.

                              REPRESENTATION 28
                      Releases of Mortgaged Properties.

Pacific Arts Plaza (58851)       The  related  Borrower  may obtain a release of
                                 one or more of the parcels or outlots described in a schedule to the related loan agreement, from the lien of the related mortgage in connection with a subdivision of the related
                                 Mortgaged Property or such Borrower may ground lease a release parcel to an entity wholly owned and controlled by the related guarantor provided, among other things, no event of default exists, with respect only to that certain parcel that may be released which is located at 675 Anton Boulevard, such Borrower will deposit the amount of $10,000,000, which will be held as additional collateral for the Loan, and such Borrower will deliver an opinion of counsel acceptable to a prudent institutional lender and the rating agencies, that the permitted parcel release would not constitute a significant modification of the Mortgage Loan.

Peachtree Mall (59001)           Certain releases of parcels or outlots as
                                 designated by related Borrower are permitted upon the satisfaction of certain conditions, which conditions include, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the mortgagee's express prior written consent, improved.

                                 Certain lot line adjustments to the Mortgaged Property are permitted upon the satisfaction of certain conditions including, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the mortgagee's express prior written consent, improved.

                              REPRESENTATION 35
                            Single Purpose Entity.

Fullerton Self Storage      The Mortgaged  Property is owned by the owner of the
(58867)                     related  Borrower  and such  Borrower  executed  the
                            related Mortgage Note and Loan Agreement. The
                            Mortgage Loan is secured by an Indemnity Guaranty and an Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, which documents have been executed by the owner of the related Borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

                              REPRESENTATION 37
                                 Tax Parcels.

Prairie Stone Commons       The  Mortgaged  Property was subject to a recent lot
(58986)                     line readjustment,  however,  the final separate tax
                            lot endorsement cannot be issued until the new reassessments are issued (which are done on an annual basis).

                              REPRESENTATION 44
                      Fee Simple or Leasehold Interests.

Fullerton Self Storage      The Mortgaged  Property is owned by the owner of the
(58867)                     related  Borrower  and such  Borrower  executed  the
                            related Mortgage Note and Loan Agreement. The
                            Mortgage Loan is secured by an Indemnity Guaranty and an Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, which documents have been executed by the owner of the related Borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

                          BACM 2005-4 SECURITIZATION

                REP EXCEPTIONS FOR THE BRIDGER MORTGAGE LOANS

Exception 4 - Lien; Valid Assignment:

      With respect to the Flamingo Commerce Center Mortgage Loan, in order to comply with applicable zoning requirements, the Mortgaged Property and an adjacent real property parcel (such parcel, the "Adjacent Parcel," and together with the Mortgaged Property, the "Flamingo Properties") are subject to a Unity of Title document that requires the Flamingo Properties to be sold, transferred, devised or assigned as one plot or parcel of land and not separately. But (i) the Unity of Title does not limit the mortgagee's right or ability to foreclose the Mortgage encumbering the Mortgaged Property so long as the Flamingo Properties continue to be developed and treated as a single integrated project with respect to the application of all development regulations affecting the Flamingo Properties and (ii) a foreclosure by a mortgagee on the Adjacent Parcel will not cause a foreclosure on the Mortgaged Property or otherwise materially adversely affect the security provided by the Mortgaged Property. In addition,
(x) the Borrower and the owner of the Adjacent Parcel have, as allowed by the Unity of Title, entered into a declaration of condominium covering the Flamingo Properties and (y) the Unity of Title provides that the Borrower has the right to freely sell, transfer, devise, lease and/or encumber its condominium unit so long as the Flamingo Properties continue to be developed and treated as a single integrated project with respect to the application of all development regulations affecting the Flamingo Properties.

Exception 14 - Insurance:

      With respect to the Camas Mini Storage Mortgage Loan, the related all-risk insurance policy and business interruption policy excluded acts of terrorism from coverage as of the date of origination, but terrorism coverage was subsequently obtained.

      The Mortgaged Property securing the Parkwood Lane MHC Mortgage Loan is located in a Zone 3 seismic zone, but a seismic report was not prepared and earthquake insurance was not obtained because such Mortgaged Property consists of a manufactured housing community with no income-producing improvements.

Exception 21 - No Equity Interest, Equity Participation or Contingent Interest:

      Each of the Holiday Inn Express - Concord and Thedacare Medical Office Building Mortgage Loans provides that during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, unless otherwise determined by the lender, all payments shall be applied, in the following order of priority, to: (i) amounts, other than principal and interest, due under the Mortgage Loan documents; (ii) operating expenses for the Mortgaged Property; (iii) extraordinary expenses; (iv) interest and additional interest due on the Mortgage Loan; and (v) the principal balance of the Mortgage Loan.

Exception 23 - Other Mortgage Liens:

      The Mortgaged Property securing the McDonald Retail Portfolio Mortgage Loan is encumbered by a subordinate mortgage lien in the amount of $407,500.

      The Mortgaged Property securing the Bridge Pointe Plaza Mortgage Loan is encumbered by a subordinate mortgage lien in the amount of $180,000.

Exception 41 - Servicing Rights:

      Servicing rights have been granted as follows:

Loan                                              Servicer
------------------------------------   ------------------------------
Condor Garden Apartments                  Capstone Realty Advisors
Evergreen Village Apartments              Capstone Realty Advisors
Lakeshore Colonial Apartments             Capstone Realty Advisors
Park Place Shopping Center                Capstone Realty Advisors
Parkview Manor Apartments                 Capstone Realty Advisors
Bridge Pointe Plaza                     Collateral Mortgage Capital
Des Moines Way Self Storage             Collateral Mortgage Capital
Lake Canyada MHC                        Collateral Mortgage Capital
Northgate Center - Orlando              Collateral Mortgage Capital
Packwood Building J                     Collateral Mortgage Capital
Parkway Commons Horizon                 Collateral Mortgage Capital
Port Orange Self Storage                Collateral Mortgage Capital
Thedacare Medical Office Building       Collateral Mortgage Capital
Midtown Office                         Financial Federal Savings Bank
Parkview Apartments                    Financial Federal Savings Bank
AAA Storage City                              Laureate Capital
Gladiolus Self Storage                        Laureate Capital
Holiday Inn Express - Concord                 Laureate Capital
Wingate Tampa                                 Laureate Capital
Addison Lockers                                   Midland
Arcadia Plaza                                     Midland
Burlington Retail Center                          Midland
CVS - North Sheffield                             Midland
Camas Mini Storage                                Midland
Coit Medical Building                             Midland
Cromwell Bridge Road Building                     Midland
Financial Plaza                                   Midland
Flamingo Commerce Center                          Midland
Fort Mohave Storage                               Midland
Friar's Branch Crossing                           Midland
Highpoint Center                                  Midland
IGC Park - Phase I                                Midland
IGC Park - Phase II                               Midland
Lake Stevens Station 3                            Midland
Lincoln Park 10 Building                          Midland
Magnolia Centre I & Park Centre                   Midland
Maxi Space Storage Portfolio                      Midland
McDonald Retail Portfolio                         Midland
Meadows of Livonia (2005)                         Midland
Mission Lake Center                               Midland
Mountain View Estates MHC                         Midland
Newport Cove Apartments                           Midland
Parkwood Lane MHC                                 Midland
Philomeno & Salamone Portfolio                    Midland
Platinum Storage                                  Midland
Premier Club Apartments                           Midland
Puyallup Executive Park                           Midland
Quinault Professional Center                      Midland
SUSA Alpharetta                                   Midland
South 75 Center                                   Midland
South Gravers Office                              Midland
Southgate Shopping Center-Yakima, WA              Midland
Tyler Street Self Storage                         Midland
Walgreens - Havana Street                         Midland
Woodcrest Apartments in Burien                    Midland

Exception 42 - Recourse:

With respect to the Gladiolus Self Storage Mortgage Loan:

      (i) liability for misapplication of rents is limited to an amount equal to the difference of (a) the net operating income of the Mortgaged Property for the 12 calendar months prior to the date the mortgagee notifies the Borrower and guarantor of its determination that it has incurred a loss less (b) the sum of monthly payments of principal, interest and reserves received by the mortgagee during that 12-month period; and

      (ii) the mortgagee is required to notify the Borrower and guarantor in writing within 30 days after (a) it makes any determination that it has incurred liabilities, costs, expenses, claims, losses or damages with respect to the non-recourse exceptions set forth in the Mortgage Loan documents and (b) a written request of the Borrower or guarantor for a written statement with respect to the amounts and other items set forth in clause (a).

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      The following Mortgage Loans are the Bridger Mortgage Loans:

      AAA Storage City
      Addison Lockers
      Arcadia Plaza
      Bridge Pointe Plaza
      Burlington Retail Center
      Camas Mini Storage
      Coit Medical Building
      Condor Garden Apartments
      Cromwell Bridge Road Building
      CVS Corporation ( North Shefield)
      Des Moines Way Self Storage
      Evergreen Village Apartments
      Financial Plaza
      Flamingo Commerce Center
      Fort Mohave Storage
      Friar's Branch Crossing
      Gladiolus Self Storage
      Highpoint Center
      Holiday Inn Exp - Concord
      IGC Park - Phase I
      IGC Park - Phase II
      Lake Canyada MHC
      Lake Stevens Station 3
      Lakeshore Colonial Apartments
      Lincoln Park 10 Building
      Magnolia Centre I & Park Centre
      Maxi Space Storage Portfolio
      McDonald Retail Portfolio
      Meadows of Livonia (2005)
      Midtown Office
      Mission Lake Center
      Mountain View Estates MHC
      Newport Cove Apartments
      Northgate Center - Orlando
      Packwood Building J
      Park Place Shopping Center
      Parkview Apartments
      Parkview Manor Apartments
      Parkway Commons - Horizon
      Parkwood Lane MHC
      Philomeno & Salamone Portfolio
      Platinum Storage
      Port Orange Self Storage
      Premier Club Apartments
      Puyallup Executive Park
      Quinault Professional Center
      South 75 Center
      South Gravers Office
      Southgate Shopping Center - Yakima
      SUSA Alpharetta
      Thedacare Medical Office Building
      Tyler Street Self Storage
      Walgreens- Havana Street
      Wingate Tampa
      Woodcrest Apartments in Burien